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                                                                    EXHIBIT 32.2

                   CERTIFICATION OF CHIEF FINANCIAL OFFICER
                      REDHOOK ALE BREWERY, INCORPORATED
                FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003
                PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
          PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I am the Executive Vice President and Chief Financial Officer of Redhook Ale Brewery, Incorporated, a Washington corporation (the "Company"). I am delivering this certificate in connection with the Form 10-K of the Company for the year ended December 31, 2003 and filed with the Securities and Exchange Commission ("Form 10-K").

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that, to the best of my knowledge, the Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2004



                                               BY:   /s/  David J. Mickelson
                                                  ---------------------------
                                                   David J. Mickelson
                                                   Executive Vice President,
                                                   Chief Financial Officer
                                                   and Chief Operating Officer